                                                                  EXHIBIT 10.5.3

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("SECOND AMENDMENT") dated as of November 30, 1994, is entered into by and among Jones Intercable, Inc., a Colorado corporation ("BORROWER"), the lenders named on the signature pages of this Second Amendment (herein referred to individually as a "LENDER" and collectively as "LENDERS"), Barclays Bank PLC, CoreStates Bank, N.A. and The Bank of Nova Scotia, as Lenders and as co-agents (in such capacity, "CO-AGENTS"), and NationsBank of Texas, N.A., as a Lender and as managing agent for itself and the other Lenders (in such capacity, "MANAGING AGENT").

                                R E C I T A L S:

     A. Borrower, Lenders, Co-Agents and Managing Agent are parties to a certain Credit Agreement (as amended, herein so called) dated as of December 8, 1992, as amended by First Amendment and Waiver to Credit Agreement dated as of January 22, 1993. Capitalized terms in this Second Amendment which are not otherwise defined in this Second Amendment shall have the meaning ascribed thereto in the Credit Agreement. All references to "SECTIONS" herein are references to Sections of the Credit Agreement.

     B. Borrower has requested that, pursuant to SECTION 11.11, Lenders amend the Credit Agreement to the extent specifically described herein.

     NOW, THEREFORE, in consideration of the premises, and subject to the terms and conditions herein set forth, the parties hereto agree as follows:

     1. SECTION 1 of the Credit Agreement is hereby amended by adding new definitions, as follows:

          AVAILABLE COMMITMENT means $50,000,000 (subject to increase pursuant to SECTION 2.4 of this Agreement), which amount, as of November 30, 1994, is allocated in its entirety to, and available for borrowing under, Facility A.

          UNAVAILABLE COMMITMENT means $250,000,000, (subject to reduction pursuant to SECTION 2.4 of this Agreement), $100,000,000 of which, as of November 30, 1994, is allocated to Facility A, and $150,000,000 of which is allocated to Facility B.

     2. The definition of "APPLICABLE MARGIN" in SECTION 1 of the Credit Agreement is hereby amended to read as follows:

          APPLICABLE MARGIN means, at the time of any determination thereof, for purposes of all Loans, the margin of interest over the Base Rate or the LIBOR Rate or the CD Rate, as the case may be, which is applicable at the time of any determination of interest rates under this Agreement, which Applicable Margin shall be subject to adjustment
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     (upwards or downwards, as appropriate) based on the ratio of Total Debt to
     Annualized Operating Cash Flow (calculated on a consolidated basis for the Companies), as follows:

                                                          APPLICABLE    APPLICABLE    APPLICABLE
                    RATIO OF TOTAL DEBT                   MARGIN FOR    MARGIN FOR    MARGIN FOR
                       TO ANNUALIZED                      BASE RATE     LIBOR RATE     CD RATE
                    OPERATING CASH FLOW                     LOANS         LOANS         LOANS
    ----------------------------------------------------  ----------    ----------    ----------
    Greater than or equal to 6.00 to 1                       0.625         1.625         1.750
    Greater than or equal to 5.50 to 1 but less than
      6.00 to 1                                              0.375         1.375         1.500
    Greater than or equal to 5.00 to 1 but less than
      5.50 to 1                                              0.125         1.125         1.250
    Greater than or equal to 4.50 to 1 but less than
      5.00 to 1                                              0.000         1.000         1.125
    Less than 4.50 to 1                                      0.000         0.750         0.875

The ratio of Total Debt to Annualized Operating Cash Flow shall be determined from the then most current of the quarterly or annual Financial Statements and related Compliance Certificate delivered by Borrower pursuant to SECTIONS 7.3(A) and 7.3(B) hereof. The adjustment, if any, to the Applicable Margin shall be effective commencing on the fifth Business Day after the delivery of such Financial Statements and related Compliance Certificate. If Borrower fails at any time to timely furnish to Lenders the Financial Statements and related Compliance Certificates as required to be delivered pursuant to SECTIONS 7.3(A) and (B) hereof, and such failure shall not be remedied within five days, then the margin applicable in the case of a ratio equal to or greater than 6.0 to 1 shall apply until such time as such Financial Statements and Compliance Certificate are so delivered.

     3. CLAUSES (III), (IV), and (V) of SECTION 2.1(A) of the Credit Agreement are hereby amended to read as follows:

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

          (iii) on any date of determination, the Facility A Principal Debt shall never exceed the lesser of (x) $150,000,000 (as such amount is subject to reduction and cancellation in accordance with this Agreement), or (y) the portion of the Available Commitment allocated to Facility A;
     (iv) on any date of determination, the Facility A Principal Debt for any Lender shall never exceed the lesser of (x) such Lender's Committed Sum for Facility A, or (y) such Lender's Commitment Percentage of the portion of the Available Commitment allocated to Facility A; and (v) on any date of determination, the Facility A Principal Debt, when aggregated with the Facility B Principal Debt, shall never exceed the lesser of (x) the Total Commitment, or (y) the Available Commitment.

     4. CLAUSES III, (IV), and (V) of SECTION 2.1(B) of the Credit Agreement are hereby amended to read as follows:

          (iii) on any date of determination, the Principal Debt under Facility B shall never exceed the lesser of (x) $150,000,000 (as such amount is subject to reduction and cancellation in accordance with this Agreement) or
     (y) the portion of the Available Commitment allocated to Facility B; (iv) on any date of determination, the Principal Debt owed to any Lender under Facility B shall never exceed the lesser of (x) such Lender's Committed Sum for Facility B, or (y) such Lender's Commitment Percentage of the portion of the Available Commitment allocated to Facility B; and (v) on any date of determination, the Facility B Principal Debt, when aggregated with the Facility A Principal Debt, shall never exceed the lesser of (x) the Total Commitment, or (y) the Available Commitment.

     5. A new SECTION 2.4 is added to the Credit Agreement, and such Section shall read as follows:

          2.4 Increase in Available Commitment. Upon five Business Days prior written notice to Managing Agent and payment of the fee described in
     SECTION 4.7 and provided that no Default or Potential Default exists, Borrower may increase the Available Commitment by an amount not less than $25,000,000 or a greater integral multiple of $5,000,000, as Borrower shall designate in such notice, which shall result in a corresponding decrease in the Unavailable Commitment. Such notice shall direct Managing Agent to allocate all or any portion of such increase in Available Commitment to Facility A or Facility B, provided that, such allocation shall not cause the Available Commitment allocated to Facility A or Facility B to exceed in either case $150,000,000. Notice may be given and allocation may be made under this SECTION 2.4 without penalty, but such action is subject to the payment of the fee described in SECTION 4.7.

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

     6. There is hereby added at the end of SECTION 3.2(B) a new sentence as follows:

          In addition, if the Principal Debt ever exceeds the Available Commitment then in effect, Borrower shall repay or prepay the Principal Debt in an amount equal to such excess, together with all accrued and unpaid interest on the principal amount so repaid or prepaid and any Consequential Loss arising in connection therewith; provided, however, Borrower may, at its option in accordance with SECTION 2.4 and subject to the limitations and conditions set forth in such Section, increase the Available Commitment.

     7. SECTION 4.4 of the Credit Agreement is hereby amended in its entirety as follows:

          4.4 Facility A Commitment Fee. For the period from the date of this Agreement to November 30, 1994, Borrower shall pay to Managing Agent, for the Pro Rata account of Lenders, a commitment fee, payable as it accrues on each February 28, May 31, August 31, and November 30 (commencing February 28, 1993), equal to 0.50% per annum, calculated from the date of this Agreement on the amount by which (a) the aggregate Facility A Committed Sums exceed (b) the average daily Facility A Principal Debt, in each case during the three month period (or portion thereof commencing on the date of this Agreement) preceding and including such due date.

     8. SECTION 4.5 of the Credit Agreement is hereby amended in its entirety as follows:

          4.5 Facility B Commitment Fee. For the period from the date of this Agreement to November 30, 1994, Borrower shall pay to Managing Agent for the Pro Rata account of Lenders a commitment fee, payable as it accrues on each February 28, May 31, August 31, and November 30 (commencing February 28, 1993), equal to (a) at any time prior to May 1, 1993, 0.25% per annum, and (b) at any time thereafter, 0.50% per annum, in each case calculated from the date of this Agreement on the amount by which (i) the aggregate Facility B Committed Sums exceed (ii) the average daily Facility B Principal Debt, in each case during the three month period (or portion thereof commencing on the date of this Agreement) preceding and including such due date.

     9. A new SECTION 4.6 is added to the Credit Agreement, and such Section shall read as follows:

          4.6 Available and Unavailable Commitment Fee. For the period from and after November 30, 1994, Borrower shall pay to Managing Agent for the Pro Rata account of Lenders a commitment fee, payable as it accrues on each February 28, May 31, August 31, and November 30 (commencing February 28,
     1995), and on the Termination Date, equal to (a) 3/8 of 1% per annum calculated on the amount by which (i) the average daily Available Commitment exceeds (ii) the average daily Principal Debt,

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     and (b) 3/16 of 1% per annum, calculated on the average daily amount of the
     Unavailable Commitment, in each case during the three month period (or portion thereof commencing on November 30, 1994) preceding and including such due date.

     10. A new Section 4.7 is added to the Credit Agreement, and such Section shall read as follows:

          4.7 Available Commitment Increase Fee. Concurrently with the giving of notice under Section 2.4 of this Agreement and as a condition to the effectiveness of any increase in the Available Commitment under such Section, Borrower shall pay to Managing Agent, for the Pro Rata account of Lenders, a fee equal to 3/16 of 1% per annum, calculated on the amount of the increase in the Available Commitment pursuant to such notice for the period from the last day of the most recently completed fiscal quarter of Borrower to and including the date of such notice.

     11. Section 7.27(a) of the Credit Agreement is hereby amended in its entirety as follows:

          (a) Borrower shall never permit the ratio of its Total Debt to its Annualized Operating Cash Flow as of the last day of any fiscal quarter ending during a period set forth below to be greater than the amount set forth below opposite such period:

                                PERIOD                               MAXIMUM RATIO PERMITTED
    ---------------------------------------------------------------  -----------------------
    Closing Date to and including November 30, 1993                         6.75 to 1

    December 1, 1993, to and including August 31, 1995                      6.50 to 1

    September 1, 1995 to and including February 29, 1996                    6.00 to 1

    March 1, 1996 to and including February 28, 1997                        5.50 to 1

    March 1, 1997 to and including February 28, 1998                        5.00 to 1

    March 1, 1998 and thereafter                                            4.50 to 1

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

     12. In addition to the fees payable to Lenders, Co-Agents, and Managing Agent pursuant to Section 4 of the Credit Agreement, on the effective date of this Second Amendment, Borrower will pay to each Lender an amendment fee in an amount equal to 1/8 of 1% of such Lender's Committed Sum as in effect on such date (without regard to the amount of the Available Commitment).

     13. The amendments to the Credit Agreement set forth in this Second Amendment shall become effective as of the date hereof when the Managing Agent, on behalf of the Lenders, shall have received (i) counterparts hereof executed by Borrower, the Cable Subsidiaries and the Management Subsidiary and the Lenders (or copies of such executed counterparts by facsimile), and (ii) payment of the amendment fees payable to Lenders as described in Paragraph 12 hereof.

     14. Except as specifically provided herein, all terms, provisions and conditions of the Credit Agreement, the other Loan Papers and all documents executed in connection therewith shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms. On and after the date of this Second Amendment, any reference to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended by this Second Amendment.

     15. As a material inducement to Managing Agent and Lenders to execute and deliver this Second Amendment, Borrower hereby represents and warrants that: (a) all of the representations and warranties set forth or referred to in the Credit Agreement and the other Loan Papers are true and correct on the date hereof in all respects, as though made on the date hereof; and (b) except as set forth herein, no Default or Potential Default exists on the date hereof.

     16. This Second Amendment may be executed in any number of identical counterparts and by different parties hereto in separate counterparts, each of which counterparts when so executed and delivered shall for all purposes be deemed an original and all of which constitute, collectively, one agreement, but in making proof of this Second Amendment, it shall not be necessary to produce or account for more than one such counterpart.

     17. THIS SECOND AMENDMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     18. This Second Amendment is one of the "Loan Documents" referred to in the Credit Agreement, and the provisions relating to Loan Documents set forth in the Credit Agreement are incorporated herein by reference the same as if set forth herein verbatim.

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

     19. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK. SIGNATURE PAGES FOLLOW.]

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

     EXECUTED to be effective as of the day and year first mentioned.

                                            JONES INTERCABLE, INC.,
                                            as Borrower

                                            By        /s/  J. ROY POTTLE
                                            (Name)       J. Roy Pottle
                                            (Title)        Treasurer

                                            NATIONSBANK OF TEXAS, N.A.,
                                            as Managing Agent and a Lender

                                            By      /s/  DOUGLAS E. ROPER
                                            (Name)       Douglas E. Roper
                                            (Title)  Senior Vice President

                                            BARCLAYS BANK PLC,
                                            as Co-Agent and a Lender

                                            By       /s/  ANDREW M. WYNN
                                            (Name)       Andrew M. Wynn
                                            (Title)        Director

                                            By       /s/  CRAIG J. LEWIS
                                            (Name)       Craig J. Lewis
                                            (Title)        Associate

                                            CORESTATES BANK, N.A.,
                                            as Co-Agent and a Lender

                                            By    /s/  PHILIP D. HARRISON
                                            (Name)    Philip D. Harrison
                                            (Title)   Commercial Officer

                                            THE BANK OF NOVA SCOTIA,
                                            as Co-Agent and a Lender

                                            By     /s/  [Illegible]
                                            (Name)    [Illegible]
                                            (Title)

                                            MELLON BANK, N.A.,
                                            as a Lender

                                            By     /s/  MARIBETH DONNELLY
                                            (Name)     Maribeth Donnelly
                                            (Title)      Vice President

                                            SOCIETE GENERALE,
                                            as a Lender

                                            By      /s/  MARK VIGIL
                                            (Name)     Mark Vigil
                                            (Title)   Vice President

                                            PNC BANK, NATIONAL ASSOCIATION
                                            (SUCCESSOR BY MERGER TO
                                            PROVIDENT NATIONAL BANK),
                                            as a Lender

                                            By    /s/  THOMAS P. CARDEN
                                            (Name)   Thomas P. Carden
                                            (Title)   Vice President

                                            NATIONAL WESTMINSTER BANK USA,
                                            as a Lender

                                            By      /s/  ROSELYN REID
                                            (Name)     Roselyn Reid
                                            (Title)   Vice President

                                            BANQUE PARIBAS,
                                            as a Lender

                                            By      /s/  JOHN G. ACKER
                                            (Name)      John G. Acker
                                            (Title)  Group Vice President

                                            By     /s/  JOHN N. CATE
                                            (Name)     John N. Cate
                                            (Title)  Group Vice President

                                            ROYAL BANK OF CANADA,
                                            as a Lender

                                            By     /s/  MARK D. THORSHEIM
                                            (Name)    Mark D. Thorsheim
                                            (Title)        Manager

                                            CREDIT LYONNAIS,
                                            as a Lender

                                            By     /s/  BRUCE M. YEAGER
                                            (Name)     Bruce M. Yeager
                                            (Title)  Authorized Signature

                                            FIRST NATIONAL BANK OF MARYLAND,
                                            as a Lender

                                            By    /s/  JOHN L. BRUSH III
                                            (Name)   John L. Brush III
                                            (Title)   Vice President

                                            MERIDIAN BANK,
                                            as a Lender

                                            By    /s/  JEFFREY E. HAUSER
                                            (Name)    Jeffrey E. Hauser
                                            (Title)        A.V.P.

                                            THE SUMITOMO BANK, LTD.,
                                            CHICAGO BRANCH,
                                            as a Lender

                                            By        /s/  TAKAYA IIDA
                                            (Name)       Takaya Iida
                                            (Title)  Joint General Manager


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

                                 ACKNOWLEDGMENT

     As an inducement to Managing Agent and Lenders to execute and deliver this Second Amendment to Credit Agreement (the "SECOND AMENDMENT"), the undersigned hereby consent to the foregoing, and agree that the execution and delivery of the Second Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations and liabilities of each of the undersigned under its Guaranty and/or Subsidiary Security Agreement, each dated December 8, 1992, and each executed by the undersigned in favor of Managing Agent, Co-Agents and Lenders, which Guaranty and Subsidiary Security Agreement shall continue in full force and effect. This consent and agreement shall be binding upon the undersigned, and the successors and assigns of each, and shall inure to the benefit of Managing Agent, Co-Agents and Lenders, and their respective successors and assigns.

     EXECUTED to be effective as of November 30, 1994, with the knowledge and intent that Managing Agent, Co-Agents and Lenders relied or shall rely on same in entering into the Second Amendment.

                                            Evergreen Intercable, Inc.
                                            Jones Intercable of San Diego, Inc.
                                            Jones Tri-City Intercable, Inc.
                                            Jones Intercable of Alexandria, Inc.
                                            Jones Cable Corporation

                                            By         /s/  KEVIN P. COYLE
                                            (Name)        Kevin P. Coyle
                                            (Title)         Treasurer

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